Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the “Periodic Report”), I, T. Kevin DeNicola, Senior Vice President and Chief Financial Officer of Millennium Chemicals Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

(2)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Millennium Chemicals Inc.

Date:  November 8, 2007                                                                         /s/ T. Kevin DeNicola
            T. Kevin DeNicola
            Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Millennium Chemicals Inc. and will be retained by Millennium Chemicals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.